Exhibit 99.2

Fourth Quarter and Full Year Fiscal 2018 Results November 8, 2018

Forward Looking Statements The Private Securities Litigation Reform Act of 1995 provides a safe harbor from civil litigation for forward-looking statements accompanied by meaningful cautionary statements. Except for historical information, this report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, which may be identified by words such as “estimates”, “anticipates”, “projects”, “plans”, “seeks”, “may”, “will”, “expects”, “intends”, “believes”, “should” and similar expressions or the negative versions thereof and which also may be identified by their context. All statements that address operating performance or events or developments that Meridian expects or anticipates will occur in the future, including, but not limited to, statements relating to per share diluted earnings and revenue, are forward-looking statements. Such statements, whether expressed or implied, are based upon current expectations of the Company and speak only as of the date made. Specifically, Meridian’s forward-looking statements are, and will be, based on management’s then-current views and assumptions regarding future events and operating performance. Meridian assumes no obligation to publicly update or revise any forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized. These statements are subject to various risks, uncertainties and other factors that could cause actual results to differ materially, including, without limitation, the following: Meridian’s operating results, financial condition and continued growth depends, in part, on its ability to introduce into the marketplace enhancements of existing products or new products that incorporate technological advances, meet customer requirements and respond to products developed by Meridian’s competition, its ability to effectively sell such products and its ability to successfully expand and effectively manage increased sales and marketing operations. While Meridian has introduced a number of internally developed products, there can be no assurance that it will be successful in the future in introducing such products on a timely basis or in protecting its intellectual property, and unexpected or costly manufacturing costs associated with the ramp up of new products could cause actual results to differ from expectations. Meridian relies on proprietary, patented and licensed technologies. As such, the Company’s ability to protect its intellectual property rights, as well as the potential for intellectual property litigation, would impact its results. Ongoing consolidations of reference laboratories and formation of multi-hospital alliances may cause adverse changes to pricing and distribution. Recessionary pressures on the economy and the markets in which our customers operate, as well as adverse trends in buying patterns from customers, can change expected results. Costs, including legal expenses, and difficulties in complying with laws and regulations, including those administered by the United States Food and Drug Administration, can result in unanticipated expenses and delays and interruptions to the sale of new and existing products, as can the uncertainty of regulatory approvals and the regulatory process. The international scope of Meridian’s operations, including changes in the relative strength or weakness of the U.S. dollar, compliance with anti-corruption laws, tariffs, trade wars, and general economic conditions in foreign countries, can impact results and make them difficult to predict. One of Meridian’s growth strategies is the acquisition of companies and product lines. There can be no assurance that additional acquisitions will be consummated or that, if consummated, will be successful and the acquired businesses will be successfully integrated into Meridian’s operations. There may be risks that acquisitions may disrupt operations and may pose potential difficulties in employee retention, and there may be additional risks with respect to Meridian’s ability to recognize the benefits of acquisitions, including potential synergies and cost savings or the failure of acquisitions to achieve their plans and objectives. Meridian cannot predict the outcome of goodwill impairment testing and the impact of possible goodwill impairments on Meridian’s earnings and financial results. Meridian cannot predict the possible impact of U.S. health care legislation enacted in 2010 – the Patient Protection and Affordable Care Act, as amended by the Health Care and Education Reconciliation Act – and any modification or repeal of any of the provisions thereof initiated by Congress or the presidential administration, and any similar initiatives in other countries on its results of operations. Efforts to reduce the U.S. federal deficit, breaches of Meridian’s information technology systems, and natural disasters and other events could have a materially adverse effect on Meridian’s results of operations and revenues. Meridian cannot predict the outcome of changes in business strategy or plans, legal proceedings or developments. In the past, the Company has identified a material weakness in our internal control over financial reporting, which has been remediated, but the Company can make no assurances that a material weakness will not be identified in the future, which if identified and if not properly corrected, could materially adversely affect our operations and result in material misstatements in our financial statements. In addition to the factors described in this paragraph, as well as those factors identified from time to time in our filings with the Securities and Exchange Commission, Part I, Item 1A Risk Factors of our most recent Annual Report on Form 10-K contains a list and description of uncertainties, risks and other matters that may affect the Company. Readers should carefully review these forward-looking statements and risk factors, and not place undue reliance on our forward-looking statements. 2

Non-GAAP Financial Measures Certain financial measures presented in this presentation, such as operating expenses, operating income, net earnings and diluted earnings per share, excluding as applicable the effects of restructuring costs, litigation costs, goodwill impairment charge, and certain one-time effects of the U.S. tax reform act, are not recognized under generally accepted accounting principles in the United States of America, or U.S. GAAP. Management believes this non-GAAP financial information is useful to an investor in evaluating our performance, as these measures (i) help investors to more meaningfully evaluate and compare the results of operations from period to period by removing the impacts of these non-routine items; and (ii) are used by management for various purposes, including evaluating performance from period to period in presentations to our board of directors, and as a basis for strategic planning and forecasting. While we believe these financial measures are commonly used by investors to evaluate our performance and that of our competitors, the non-GAAP measures in this presentation may be different from non-GAAP measures used by other companies and should not be considered as an alternative to performance measures derived in accordance with U.S. GAAP. In addition, the non-GAAP measures presented herein are not based on any comprehensive set of accounting rules or principles. These non-GAAP measures have limitations, in that they do not reflect all amounts associated with our results as determined in accordance with U.S. GAAP, and they should not be considered as alternatives to information attributable to Meridian Bioscience, Inc. determined in accordance with U.S. GAAP. See the consolidated financial statements included in our reports filed with the U.S. Securities and Exchange Commission for our U.S. GAAP results. Additionally, for reconciliations of the non-GAAP measures included herein to our closest reported U.S. GAAP measures, refer to the reconciliations included in the press release of Meridian Bioscience, Inc. dated November 8, 2018. 3

Agenda Company Highlights – Jack Kenny, CEO Financial Results & Guidance – Melissa Lueke, CFO Strategy Overview – Jack Kenny, CEO Q&A

Company Highlights Consolidated separately-run companies into 2 global business units Completed re-alignment of organizational structure Stronger, more sustainable organization positioned for growth Cost efficiencies to support growth re-investment Launched new branding Entered into a strategic collaboration with DiaSorin to sell Helicobacter Pylori test Elected Ms. Felicia Williams to the Board of Directors and appointed Mr. David C. Phillips Chairman of the Board Achieved sales growth with strong earnings performance despite unusual items; F2019 Guidance for continued growth including step-up in R&D investment 5

2018 Fiscal Fourth Quarter Earnings Summary
($000's except Per Share Amounts)

Adjusted (Non-GAAP)	2018	2017	Change
Revenue	$53,100	$49,697	+6.8%
Gross Margin	60.5%	61.6%	-1.1 pts
Operating expenses Ratio	$20,464 38.5%	$21,061 42.4%	-2.8% -3.9 pts
Operating income Margin	$11,686 22.0%	$9,569 19.3%	+22.1% 2.7 pts
Net earnings EPS	$8,579 $0.20	$6,221 $0.15	+37.9% +33.3%

Highlights:
- Significant Life Science (LS) growth, Diagnostics (Dx) also up
- Pricing and volume in Dx, higher mix of LS sales
- R&D down – product development project timing
- Sales and marketing down – organizational streamlining
- Growth and restructuring, primarily LS
- Favorable taxes under U.S. tax reform

GAAP	2018	2017	Change
Operating expenses	$25,040	$21,823	+14.7%
Operating income	$7,110	$8,807	-19.3%
Net earnings EPS	$5,434 $0.13	$5,726 $0.13	-5.1% -

- Increase in restructuring and litigation costs

6

2018 Fiscal Fourth Quarter
Operating Segment Highlights ($000's)

Diagnostics	2018	2017	Change
Revenue	$36,814	$35,992	+2.3%
Operating income (Non-GAAP)	$6,775	$6,696	+1.2%
% Margin	18.4%	18.6%	-0.2 pts
Revenue by:			
Technology:			
Molecular assays	$7,784	$8,269	-5.9%
Immunoassays & blood chemistry	$29,030	$27,723	+4.7%
Disease State:			
GI (Gastrointestinal)	$19,172	$20,194	-5.1%
RI (Respiratory Illnesses)	$6,134	$4,752	+29.1%
Blood Chemistry	$5,581	$4,994	+11.8%
Other	$5,927	$6,052	-2.1%

Product/Customer Highlights:
- Double-digit increase in Lead
- Significant pressure in C. Difficile
- Group A Strep and Flu increases

Life Science	2018	2017	Change
Revenue	$16,286	$13,705	+18.8%
Operating income (Non-GAAP)	$4,905	$2,860	+71.5%
% Margin	30.1%	20.9%	+9.2 pts
Revenue by:			
Technology:			
Molecular reagents	$6,648	$6,105	+8.9%
Immunological reagents	$9,638	$7,600	+26.8%
Region:			
Americas	$5,118	$4,296	+19.1%
EMEA	$6,187	$5,402	+14.5%
ROW	$4,981	$4,007	+24.3%
China (included in ROW)	$2,318	$1,897	+22.2%

Product/Customer Highlights:
- IVD customer growth rate higher than overall segment
- Strong growth in U.S. and China in both Immuno and Molecular

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2018 Fiscal Full Year Earnings Summary ($000’s except Per Share Amounts) Adjusted (Non-GAAP)    2018 2017Change
Revenue    $213,571 $200,771+6.4% Margin    61.1% 61.9%-0.8 pts Operating expenses Ratio    $85,826 40.2%    $79,520 39.6%    +7.9% +0.6 pts Operating income Margin    $44,635 20.9%    $44,772 22.3%    -0.3% -1.4 pts Net earnings EPS    $31,705 $0.74    $28,680 $0.67    +10.5% +10.4% GAAP    2018 2017Change Operating expenses    $98,877 $86,910+13.8% Operating income    $31,584 $37,382-15.5% Net earningsEPS    $23,849$0.56 $21,557$0.51 +10.6%+9.8% Highlights: Meaningful growth in both Dx (5%) and LS (10%) segments Investment in R&D and Sales/Marketing, including new branding G and A expense higher on new incentive plan Favorable taxes under U.S. tax reform $12,289 increase in restructuring and litigation costs 8 $6,628 goodwill impairment charge included in fiscal 2017

2018 Fiscal Full Year
Operating Segment Highlights ($000's)

Diagnostics	2018	2017	Change
Revenue	$150,454	$143,521	+4.8%
Operating income (Non-GAAP) (1)	$29,701	$30,476	-2.5%
% Margin	19.7%	21.2%	-1.5 pts
Revenue by:			
Technology:			
Molecular assays	$34,011	$33,901	+0.3%
Immunoassays & blood chemistry	$116,443	$109,620	+6.2%
Disease State:			
GI (Gastrointestinal)	$78,803	$78,068	+0.9%
RI (Respiratory Illnesses)	$28,908	$23,662	+22.1%
Blood Chemistry	$19,109	$18,212	+4.9%
Other	$23,634	$23,579	+0.2%

(1) Fiscal 2017 excludes goodwill impairment charge of $6,628

Product/Customer Highlights:
- Strong volume demand in H. Pylori
- Significant pressure in C. Difficile
- Growth in Group A Strep and Flu

Life Science	2018	2017	Change
Revenue	$63,117	$57,250	+10.2%
Operating income (Non-GAAP)	$14,912	$14,086	+5.9%
% Margin	23.6%	24.6%	-1.0 pts
Revenue by:			
Technology:			
Molecular reagents	$24,613	$21,998	+11.9%
Immunological reagents	$38,504	$35,252	+9.2%
Region:			
Americas	$20,792	$19,978	+4.1%
EMEA	$24,530	$21,968	+11.7%
ROW	$17,795	$15,304	+16.3%
China (included in ROW)	$8,329	$5,893	+41.3%

Product/Customer Highlights:
- China and Europe major drivers
- Strong growth with IVD manufacturers and with Distributors

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2019 Fiscal Year Guidance Consolidated net revenues 2%-4% growth Operating margin ~20% Tax rate    25.5% Earnings per Share $0.74-$0.76 Diagnostics Net revenues    low single-digit growth Operating margin down 0-50 bps year-over-year Life Science Net revenues    low double-digit growth Operating margin continued improvement over run rate    10

Company Strategy Overview

Increasing and new regulatory market obstacles Pricing pressure due to reimbursement changes IDN and customer Consolidation Continued growth and shift to molecular testing China as a growth market opportunity    12

Key Elements of Company Strategy Growth orientation Re-shape the Focus and concentrate resources on core financial profile Address areas of vulnerability Focused, new Organic and inorganic investment to Jump start R&D, accelerate pipeline support growth Proactive and programmatic M&A Consolidate & remove layers Organizational Instill performance-driven culture fitness Actively manage infrastructure costs Growth Returns Risk 12

Capital Allocation Meridian Capital Deployed Strong track record of returning capital to shareholders Company regularly evaluates its capital allocation priorities Continued commitment to distributing excess capital to shareholders through regular dividends and other means Imminent opportunities to reinvest in the business would drive reassessment of capital allocation priorities Meridian proactively developing internal and external reinvestment opportunities, including potential acquisitions 14

Diagnostics Strategy

The Changing Healthcare Market Market Trends Shift to value-based reimbursement Increasing cost pressure Growing chronic disease burden Staff shortage Consumerism Population growth Demographic shift Rapid scientific progress    Market Impact Consolidation Building the critical mass StandardizationOperational efficiency Patient Outcomes Value-based healthcare 16

Market Impact Consolidation of IDNs Consolidation of healthcare systems diversifying their businesses both vertically and horizontally USA 2014 USA 2024 Only 50% of current health systems will likely remain Source: Deloitte Center for Health Solutions. (2014). The great consolidation: The potential for rapid consolidation of health systems. Washington, DC: Deloitte Center for Health Solutions 17

Vision The health system’s (IDNs) trusted partner, spanning the continuum of care from the physician office to the hospital laboratory, delivering expertise and innovation in gastrointestinal disease testing and supporting the well-being of our children to improve health outcomes and build a healthier community.    18

Platform and Menu Positioning

Platform Designs

Curian (IA)

An analyzer to take technical errors and guesswork out of rapid testing

MDx Platform Investment

- Improved workflow, smaller footprint, and easier sample prep
- 2-4 color channel capabilities
- Easy to manage and onboard GUI
- Low maintenance
- Scalable
- Multiplexing ability
- Qualitative & quantitative results
- Bidirectional interface
- Multiple sample types


Market is moving to testing 4-6 analytes in one test. Breadth and depth of smart panels are a must
GI
Smart Panels
GI
In-depth menu
Menu on both IA and MDx platforms
GI
Resistance testing
With the number of antibiotic-resistant bugs and therapies increasing, resistance testing is key
RI
Limited menu
Limited menu based on most common tests with a focus on flu

GI = more differentiation, higher margins, lower volume assays

RI = more commoditized, price sensitive, high volume assays

Drive critical levels of differentiation & volume for Meridian platforms across IDNs

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Platform and Menu Positioning

Platform Design

POC design

1. CLIA-waivable
2. Rapid results
3. Low cost instrument
4. Versatile instrument with a small footprint
5. Room temperature storage
6. High volume pediatric Dx tests

Pediatric POC

Continue to focus and penetrate pediatric POLs to grow lead testing then utilize as an anchor for assay additions

LeadCare and NextGen platforms + Curian

NextGen + Curian menus to provide workstation consolidation in pediatric POL space

Focus R&D on higher-volume tests in pediatrics

Drive increase of testing through more platform utilization with higher volume assays

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Meridian's Current (Dark) and Expanded (Light) Market Opportunities (U.S.)



Lab Revenues:
Sites:
$21B
5,900
$32B
8,900
$3B
120,000 (11,700 CLIA)
LAB
Independent Labs
IDN
Large Hospitals
Medium Hospitals
Small Hospitals
Physician Office Labs
IDN
Immunoassay
ELISA
HpSA
DiaSorin
Automated HpSA
Rapids
Foodborne | C. Diff | HpSA | Parasitology
Curian
C. Diff | EHEC | Campy | HpSA | Flu AB
Molecular
Illumi Pro-10
C. Diff | GAS | GBS
Refresh/New MDx Platforms
Expanded GI | RI | Other
Blood Lead/POC
LeadCare Ultra/Plus
Lead
LeadCare II
Lead
NextGen
Lead | Expanded

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Source: Kalorama Information (2016). United States Market for In Vitro Diagnostic Tests.

Key Focus Activities Commercial excellence Product lifecycle management Operational efficiency Vision The health system’s (IDNs) trusted partner, spanning the continuum of care from the physician office to the hospital laboratory, delivering expertise and innovation in gastrointestinal disease testing and supporting the well-being of our children to improve health outcomes and build a healthier community. New product development

Life Science Strategy

Life Science Overview FY18 Sales by Platform CORE ACTIVITIES Development Manufacturing Sales & Distribution CORE PRODUCTS Bulk Raw Materials Antigens Antibodies PCR/qPCR reagents Nucleotides Bioresearch reagents FY18 Sales by Region 24

Life Science Strategic Summary Leverage strong IA position in IVD and in China to grow MDx Leverage strong MDx position in academics to grow IA Top 200 focus – Broad offering across IA & MDx New Go To Market Resource Utilization Pivot sales focus to high value accounts R&D consolidation: Centers of excellence Move to more cost effective approach to sell into academia (distribution, online, inside sales) Leveraging Scale Consolidate supply chain management and distribution Consolidate sub-scale activities Increase commercial focus on IA offering (more feet on street) Eliminate redundancies Business Development Selectively expand into new markets (vet, plant & environmental) Develop funnel for potential acquisitions 25

Life Science Growth Drivers $9,000 $8,000 $7,000 $6,000 $5,000 $4,000 $3,000 $2,000 $1,000 $- 2014 2015 2016 2017 2018 Immuno Reagents Molecular Reagents Continued penetration into growing China market ZIKA Virus New product penetration globally 26

Life Science Revenues ($ millions) Planning for Low Double-digit Growth in 2019 $80 $70 $63 $60 $57 $51 $49 $50 $40 $30 $20 $10 $- 2015A 2016A 2017A 2018A 27

Meridian Strategy Summary COMPANY • New growth orientation • Focus resources on core target markets • Increase investment in R&D, acquisitions • Manage competitive pressures and product life cycles • Leverage cost structure and operational efficiency • Balance capital allocation priorities DIAGNOSTICS LIFE SCIENCE • Target IDN needs • Bulk raw materials: IA + MDx • IA and MDx platforms • High volume customers • Deep GI expertise and menu • Leverage consolidated structure • Pediatric POC – Lead and New • Global/China market potential • Narrow, high volume RI menu • New products and end markets • U.S. key market focus • Niche acquisitions 28

Fourth Quarter and Full Year Fiscal 2018 Results meridian BIOSCIENCE~